The Btk inhibitor ibrutinib in combination with rituximab (iR) is well tolerated and displays profound activity in high-risk Chronic Lymphocytic Leukemia (CLL) patients.

Jan A. Burger[1], Michael J. Keating[1], William G. Wierda[1], Julia Hoellenriegel[1], Alessandra Ferrajoli[1], Stefan Faderl[1], Susan Lerner[1], Gracy Zacharian[1], Xuelin Huang[2], Naveen Garg[3], Danelle James[4], Joseph Buggy[4], Hagop Kantarjian[1], Susan O'Brien[1]

[1] Department of Leukemia, [2]Department of Biostatistics, [3]Department of Diagnostic Radiology, The University of Texas, MD Anderson Cancer Center, Houston, Texas, and [4]Pharmacyclics Inc., Sunnyvale, California

TARGETING OF BCR SIGNALING WITH IBRUTINIB


FcγRIIB
PIRB
CD22
BCR
CD19
PtdIns(3,4)P$_2$
PtdIns(3,4,5)P$_3$
PtdIns(4,5)P$_2$
SHIP
SHP1
GRB2
LYN
SYK
BTK
PLCγ2
BLNK
VAV
RAC
p85
p110
PI3K
Igα Igβ
RAS
RAF1
DAG
InsP$_3$
PKC
Ca^{2+}
ERK
JNK
p38 MAPK
AKT
GSK3
IKK
NF-κB
Other transcription factor
?
NFAT
Transcription leading to cell-fate decision
Nucleus
Nature Reviews | Immunology

From: Nat Rev Immunol 2:945

- BTK (Bruton's tyrosine kinase) inhibitors: **ibrutinib (PCI-32765)**
- Forms covalent bond with cysteine-481 in BTK
- BTK inhibition, IC_{50} = 0.5 nM
- Orally bioavailable with daily dosing resulting in 24-hr target inhibition


O
NH_2
N
N
N
N
N
O

ibrutinib

HIGH-RISK CLL

- **Definition**:
  - del17p/TP53 mutation, or
  - del11q deletion, or
  - < 3 years remission after first-line chemo-immunotherapy
- High-risk CLL patients have inferior responses to standard chemo-immunotherapy and shorter PFS and OS than low-risk patients
- There is no “standard” treatment for this patient group

IBRUTINIB SINGLE AGENT (PCYC-1102-CA) IN RELAPSED CLL: PFS

(O'Brien et al., EHA 2012, abstract #0542)



+ Censored
PFS Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
420 mg/day (N=27)
840 mg/day (N=34)
0
2
4
6
8
10
12
14
16
18
20
Months on Study

BEST RESPONSE BY RISK FEATURES
(PCYC-1102, O'Brien et al., ASH 2011)

	n/N	ORR %
All Patients	**41/61**	**67**
≥ 70 years age	13/19	68
Bulky disease ≥ 5 cm	24/33	73
Bulky disease ≥ 10 cm	7/10	70
Hgb < 11 g/dL or PLT < 100K/μL at screening	22/36	61
IgVH unmutated	31/42	74
Del 17p	**13/20**	**65**
Del 11q	**16/22**	**73**
β2 Microglobulin > 3mg/L	19/29	66
Purine Analog Refractory (< 12 mos from any purine analog to next therapy)	17/28	61

OBJECTIVES

- Hypothesis: addition of rituximab to ibrutinib accelerates responses and increases ORR in high-risk CLL
- Assess activity of ibrutinib and rituximab combination therapy (iR) in high-risk CLL/SLL (del17p/TP53 mutation or del11q deletion or < 3 years remission after first-line chemo-immunotherapy)
- Assess the tolerability of the combination of ibrutinib and rituximab in CLL/SLL

IBRUTINIB AND RITUXIMAB (IR) IN HIGH-RISK CLL


Rituximab
(375 mg/m2)
Month 1
Month 2 - 6
Month 7-12
Day
1
8
15
21
1
1
1
1
1
Cycle
1
2
3
4
5
6
Ibrutinib
420 mg/d PO
once daily

Patients with benefit after 12 cycles will be allowed to continue on single-agent ibrutinib

ELIGIBILITY

- Previously treated high-risk CLL (del17p, del11q, short remission after CIT)
- Patients with 17p deletion or TP53 mutation are not required to have received prior therapy
- Treatment indication by 2008 IWCLL Criteria
- Adequate renal and hepatic function

PATIENT CHARACTERISTICS (I)

	Median	Range
Age (years)	65	(35-82)
β2M (mg/L)	4.15	(2.2-12)
WBC ($x10^3/\mu L$)	22.35	(2.2-298)
ALC ($x10^3/\mu L$)	19,924	(377-276,954)
# prior treatments	2.5	(0 – 8)

PATIENT CHARACTERISTICS (II)

		N	%
Rai stage	I / II	7 / 4	18 / 10%
	III	6	15%
	IV	23	58%
FISH cytogenetics	17p	20	50%
	11q	13	33%
	13q	5	13%
	Neg	2	5%
IGHV mutational status	Mutated	1	3%
	Unmutated	32	80%
	Not Done	7	18%

TRANSIENT LYMPHOCYTOSIS ON IR


Absolute lymphocyte count (per µL)
70000
60000
50000
40000
30000
20000
10000
0
Median
25%-75%
Non-Outlier Range
n= 40
n= 40
n= 40
n= 40
n= 40
n= 39
n= 37
n= 37
n= 37
n= 33
n= 31
Start of Rx
1
2
3
4
8
12
16
20
24
28
Weeks

Time (weeks)

HEMOGLOBIN LEVELS ON IR THERAPY IN ANEMIC PATIENTS



Hemoglobin (g/dL)
16
14
12
10
8
6
4
N=
20
20
20
20
20
19
19
18
17
15
6
Start of Rx
1
2
3
4
8
12
16
20
24
28
Median
25%-75%
Non-Outlier Range

Time (weeks)

TIME TO FAILURE OF IR VS. CHEMO-IMMUNOTHERAPY IN PREVIOUSLY TREATED DEL17P PTS.



All pt. on iR
Del17p on iR
Historic control
(CIT salvage in del17p)*
Proportion Failing
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
6
7
8
Pts. Failed Rx
40 2 Ibrutinib + Rituximab (all pts)
20 2 Ibrutinib + Rituximab (17p- only)
122 87 CIT (17p- Salvage pts)*
Median TTF:
4.8 months
*122 pt. from MDACC database
Time (months)



Before ibrutinib+R (iR)

2 weeks iR

3 months iR

CT ASSESSMENT AT 3 - 6 MONTHS:
Lymph node sites (31 evaluable patients)


Average Decrease in LN Size (%)
0
25
50
75
100
orange = del17p, yellow = others

CT ASSESSMENT AT 3 - 6 MONTHS:

Spleen (31 evaluable patients)


Average Decrease in Spleen Size (%)
-20
-10
0
10
20
30
40
50
60
70
orange = del17p, yellow = others

Before iR

During iR


40.1 x
30.7 mm
13 mm
S
S
A: 111.1mm

RESPONSE ASSESSMENT AT 3 – 6 MONTHS (N=40)

	N	%
CR	1	3%
PR	32	80%
ORR	33	83%
PR w lymphocytosis	3	8%
Stable disease	2	5%
Too Early	2	5%

IR: TOXICITIES (%)


Anemia
Mucositis
Febrile Neutropenia
Pneumonia
Bruising
Hot flashes
Upper respiratory symptoms
Fatigue
Bone pain, myalgias
Diarrhea
0
5
10
15
20
25
30
Grade 1
Grade 2
Grade 3
Grade 4

2 patients off study: 1 aspergillosis, 1 oral ulcers

BIOMARKERS ON IR THERAPY



CCL3
Concentration (pg/mL)
200
150
100
50
0
PRE
DAY 7
DAY 14
DAY 28
Ibrutinib



CCL4
Concentration (pg/mL)
800
600
400
200
0
PRE
DAY 7
DAY 14
DAY 28
Ibrutinib
PRE
DAY 7
DAY 14
DAY 28



** (P=0.049)
** (P=0.014)
ns
BAFF (ng/ml)
10
8
6
4
2
0
0
1
3
Months

sBAFF assay by: Hermann Eibel, Centre of Chronic Immunodeficiency Freiburg, Germany & Matthias Kreuzaler, Antonius Rolink, Molecular Immunology, Basel, Switzerland

SUMMARY


IT'S TIME TO SAY
GOODBYE!!!
del 17p
del 11q

- The combination of ibrutinib and rituximab has profound activity in high-risk CLL
- High ORR (>80%), favorable toxicity profile, no hematotoxicity
- Addition of rituximab may accelerate response compared to single agent ibrutinib
- Open questions: remission duration, long-term side effects
- Ibrutinib alone or in combination with rituximab should be rapidly developed for high-risk CLL